                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO      INVESCO BOND FUND
COUNSELOR SERIES TRUST)                  INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)  INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH        FUND
SERIES)                                  INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO  INVESCO HIGH INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)              INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO            INVESCO MUNICIPAL INCOME
INVESTMENT FUNDS)                        OPPORTUNITIES TRUST
AIM INVESTMENT SECURITIES FUNDS          INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)    INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO            INCOME TRUST
TAX-EXEMPT FUNDS)                        INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO    INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)                INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO    INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)                MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME       INVESCO TRUST FOR INVESTMENT GRADE
TRUST II                                 NEW YORK MUNICIPALS
                                         INVESCO VALUE MUNICIPAL INCOME TRUST

         on behalf of the Funds listed in
         the Exhibit to this Memorandum of
         Agreement

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
    SERIES TRUST
 (INVESCO COUNSELOR                                                            EXPIRATION
   SERIES TRUST)                 WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
 ------------------    ---------------------------------------  -------------- ----------
 Invesco Strategic     Invesco will waive advisory fees in an     4/30/2014    06/30/2018
 Real Return Fund         amount equal to the advisory fees
                           earned on underlying affiliated
                                     investments

   AIM INVESTMENT
   FUNDS (INVESCO                                                              EXPIRATION
  INVESTMENT FUNDS               WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
  ----------------     ---------------------------------------  -------------- ----------
 Invesco Balanced-     Invesco will waive advisory fees in an      02/24/15    06/30/2018
 Risk Commodity           amount equal to the advisory fees
 Strategy Fund             earned on underlying affiliated
                                     investments

 Invesco Global        Invesco will waive advisory fees in an     12/17/2013   06/30/2018
 Targeted Returns         amount equal to the advisory fees
 Fund                      earned on underlying affiliated
                                     investments

 Invesco Strategic     Invesco will waive advisory fees in an      5/2/2014    06/30/2018
 Income Fund              amount equal to the advisory fees
                           earned on underlying affiliated
                                     investments

 Invesco               Invesco will waive advisory fees in an     10/14/2014   06/30/2018
 Unconstrained            amount equal to the advisory fees
 Bond Fund                 earned on underlying affiliated
                                     investments

  AIM TREASURER'S
SERIES TRUST (INVESCO
 TREASURER'S SERIES                                                            EXPIRATION
       TRUST)                    WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
---------------------  ---------------------------------------  -------------- ----------
 Premier Portfolio     Invesco will waive advisory fees in the     2/1/2011    12/31/2016
                       amount of 0.07% of the Fund's average
                       daily net assets

 Premier U.S.          Invesco will waive advisory fees in the     2/1/2011    12/31/2016
 Government            amount of 0.07% of the Fund's average
 Money Portfolio       daily net assets

 Premier               Invesco will waive advisory fees in the    06/01/2016   05/31/2017
 Tax-Exempt            amount of 0.05% of the Fund's average
 Portfolio             daily net assets

                                  EXHIBIT "B"

             AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                            EFFECTIVE DATE   COMMITTED UNTIL
---------                                          ------------------ ---------------
Invesco American Franchise Fund                    February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund            February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                           June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                     February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                            July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund                July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                     February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund              July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                         February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal Fund   September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund                   February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund                   April 30, 2014    June 30, 2018

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                            EFFECTIVE DATE   COMMITTED UNTIL
---------                                          ------------------ ---------------
Invesco Charter Fund                                  July 1, 2007     June 30, 2018
Invesco Diversified Dividend Fund                     July 1, 2007     June 30, 2018
Invesco Summit Fund                                   July 1, 2007     June 30, 2018

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco European Small Company Fund                   July 1, 2007     June 30, 2018
Invesco Global Core Equity Fund                       July 1, 2007     June 30, 2018
Invesco International Small Company Fund              July 1, 2007     June 30, 2018
Invesco Small Cap Equity Fund                         July 1, 2007     June 30, 2018

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Alternative Strategies Fund                 October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund                February 12, 2010   June 30, 2018
Invesco Global Low Volatility Equity Yield Fund       July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                      July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund                  October 14, 2014   June 30, 2018
Invesco Small Cap Growth Fund                         July 1, 2007     June 30, 2018
Invesco U.S. Mortgage Fund                         February 12, 2010   June 30, 2018

        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Asia Pacific Growth Fund                      July 1, 2007     June 30, 2018
Invesco European Growth Fund                          July 1, 2007     June 30, 2018
Invesco Global Growth Fund                            July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund                    August 3, 2012    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund            July 1, 2007     June 30, 2018
Invesco Global Sustainable Equity Fund               June 30, 2016     June 30, 2018
Invesco International Companies Fund               December 21, 2015   June 30, 2018
Invesco International Core Equity Fund                July 1, 2007     June 30, 2018
Invesco International Growth Fund                     July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund                    August 3, 2012    June 30, 2018


                  AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco All Cap Market Neutral Fund                December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/              May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/   November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                       July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                  May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/       June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                 July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                       July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                    May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                 December 17, 2013   June 30, 2018
Invesco Global Markets Strategy Fund/4/            September 25, 2012  June 30, 2018
Invesco Global Targeted Returns Fund/5/            December 17, 2013   June 30, 2018
Invesco Greater China Fund                            July 1, 2007     June 30, 2018
Invesco International Total Return Fund               July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                     December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund       December 17, 2013   June 30, 2018
Invesco Macro International Equity Fund            December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                      December 17, 2013   June 30, 2018
Invesco MLP Fund                                    August 29, 2014    June 30, 2018
Invesco Pacific Growth Fund                        February 12, 2010   June 30, 2018
Invesco Premium Income Fund/6/                     December 13, 2011   June 30, 2018
Invesco Select Companies Fund                         July 1, 2007     June 30, 2018
Invesco Strategic Income Fund                         May 2, 2014      June 30, 2018
Invesco Unconstrained Bond Fund                     October 14, 2014   June 30, 2018

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Corporate Bond Fund                        February 12, 2010   June 30, 2018
Invesco Global Real Estate Fund                       July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                  July 1, 2007     June 30, 2018
Invesco High Yield Fund                               July 1, 2007     June 30, 2018
Invesco Real Estate Fund                              July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund       July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                          July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                          July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                      AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco American Value Fund                        February 12, 2010  June 30, 2018
Invesco Comstock Fund                              February 12, 2010  June 30, 2018
Invesco Energy Fund                                  July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                         July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                  July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                        February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                       February 12, 2010  June 30, 2018
Invesco Technology Fund                              July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                     February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                   February 12, 2010  June 30, 2018

                  AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco High Yield Municipal Fund                  February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund    February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                      February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund              February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                         July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund           July 1, 2007     June 30, 2018

          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco V.I. American Franchise Fund               February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                   February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/      December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                         February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                        July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                    April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund             February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund                February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund               February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund            July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund              July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund                February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                         July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund               July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund                July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                   February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                    February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                   July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                         July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund                July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                                INVESCO EXCHANGE FUND

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Exchange Fund                              September 30, 2015  June 30, 2018

                              INVESCO SECURITIES TRUST

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund/8/                                           January 16, 2013   June 30, 2018

                              INVESCO MANAGEMENT TRUST

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Conservative Income Fund                      July 1, 2014     June 30, 2018

                                  CLOSED-END FUNDS

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                               ------------------ ---------------
Invesco Advantage Municipal Income Trust II           May 15, 2012     June 30, 2018
Invesco Bond Fund                                   August 26, 2015    June 30, 2018
Invesco California Value Municipal Income Trust       May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund             May 15, 2012     June 30, 2018
Invesco High Income Trust II                          May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust        August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust                   May 15, 2012     June 30, 2018
Invesco Municipal Trust                               May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust     May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust              August 26, 2015    June 30, 2018
Invesco Senior Income Trust                           May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals         May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York
Municipals                                            May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust                  June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                          Contractual     2.00%        July 1, 2013       June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2013       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2013       June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2013       June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2013       June 30, 2017
   Class R6 Shares                         Contractual     1.75%        July 1, 2013       June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2013       June 30, 2017
Invesco California Tax-Free Income Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012       June 30, 2017
   Class B Shares                          Contractual     2.00%        July 1, 2012       June 30, 2017
   Class C Shares                          Contractual     2.00%        July 1, 2012       June 30, 2017
   Class Y Shares                          Contractual     1.25%        July 1, 2012       June 30, 2017
Invesco Core Plus Bond Fund
   Class A Shares                          Contractual     0.86%      January 1, 2015    December 31, 2016
   Class B Shares                          Contractual     1.61%      January 1, 2015    December 31, 2016
   Class C Shares                          Contractual     1.61%      January 1, 2015    December 31, 2016
   Class R Shares                          Contractual     1.11%      January 1, 2015    December 31, 2016
   Class R5 Shares                         Contractual     0.61%      January 1, 2015    December 31, 2016
   Class R6 Shares                         Contractual     0.61%      January 1, 2015    December 31, 2016
   Class Y Shares                          Contractual     0.61%      January 1, 2015    December 31, 2016
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012       June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2012       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2012       June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2012       June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2012       June 30, 2017
Invesco Equity and Income Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012       June 30, 2017
   Class B Shares                          Contractual     2.25%        July 1, 2012       June 30, 2017
   Class C Shares                          Contractual     2.25%        July 1, 2012       June 30, 2017
   Class R Shares                          Contractual     1.75%        July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual     1.25%        July 1, 2012       June 30, 2017
   Class R6 Shares                         Contractual     1.25%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     1.25%        July 1, 2012       June 30, 2017
Invesco Floating Rate Fund
   Class A Shares                          Contractual     1.50%       April 14, 2006      June 30, 2017
   Class C Shares                          Contractual     2.00%       April 14, 2006      June 30, 2017
   Class R Shares                          Contractual     1.75%       April 14, 2006      June 30, 2017
   Class R5 Shares                         Contractual     1.25%       April 14, 2006      June 30, 2017
   Class R6 Shares                         Contractual     1.25%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     1.25%      October 3, 2008      June 30, 2017
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009       June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2009       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2009       June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2009       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                       ------------  --------------------- ------------------- ------------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2017
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class R Shares                          Contractual          2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual          1.75%             July 1, 2012       June 30, 2017
   Class R6 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2017
Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2017
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class R Shares                          Contractual          2.25%             July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual          1.75%             July 1, 2012       June 30, 2017
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2017
   Investor Class Shares                   Contractual          2.00%             July 1, 2012       June 30, 2017
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual          1.50%             July 1, 2012       June 30, 2017
   Class B Shares                          Contractual          2.25%             July 1, 2012       June 30, 2017
   Class C Shares                          Contractual          2.25%             July 1, 2012       June 30, 2017
   Class Y Shares                          Contractual          1.25%             July 1, 2012       June 30, 2017
Invesco S&P 500 Index Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2017
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2017
Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                          Contractual          0.79%          September 30, 2015  December 31, 2016
   Class C Shares                          Contractual          1.54%          September 30, 2015  December 31, 2016
   Class R5 Shares                         Contractual          0.54%          September 30, 2015  December 31, 2016
   Class Y Shares                          Contractual          0.54%          September 30, 2015  December 31, 2016
Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual          2.00%             July 1, 2012       June 30, 2017
   Class B Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class C Shares                          Contractual          2.75%             July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2017
   Class R6 Shares                         Contractual          1.75%          September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual          1.75%             July 1, 2012       June 30, 2017
Invesco Strategic Real Return Fund
   Class A Shares                          Contractual   0.82% less net AFFE*    April 30, 2014    December 31, 2016
   Class C Shares                          Contractual   1.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R Shares                          Contractual   1.07% less net AFFE*    April 30, 2014    December 31, 2016
   Class R5 Shares                         Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class R6 Shares                         Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016
   Class Y Shares                          Contractual   0.57% less net AFFE*    April 30, 2014    December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco Charter Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2017
   Class S Shares                          Contractual     1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2009     June 30, 2017
Invesco Diversified Dividend Fund
   Class A Shares                          Contractual     2.00%        July 1, 2013     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2013     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2013     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2013     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2013     June 30, 2017
   Class R6 Shares                         Contractual     1.75%        July 1, 2013     June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2013     June 30, 2017
   Investor Class Shares                   Contractual     2.00%        July 1, 2013     June 30, 2017
Invesco Summit Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class P Shares                          Contractual     1.85%        July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2009     June 30, 2017
   Class S Shares                          Contractual     1.90%     September 25, 2009  June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2009     June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                          Contractual     2.25%        July 1, 2009     June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2009     June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2009     June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2009     June 30, 2017
Invesco Global Core Equity Fund
   Class A Shares                          Contractual     2.25%        July 1, 2013     June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2013     June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2013     June 30, 2017
   Class R Shares                          Contractual     2.50%        July 1, 2013     June 30, 2017
   Class R5 Shares                         Contractual     2.00%        July 1, 2013     June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2013     June 30, 2017
Invesco International Small Company Fund
   Class A Shares                          Contractual     2.25%        July 1, 2009     June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2009     June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual     2.00%        July 1, 2009     June 30, 2017
   Class R6 Shares                         Contractual     2.00%     September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco Small Cap Equity Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2009     June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                       ------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares                          Contractual   1.75% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                          Contractual   2.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                          Contractual   2.00% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                         Contractual   1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                         Contractual   1.50% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                          Contractual   1.50% less net AFFE*   October 14, 2014   April 30, 2017
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                          Contractual          0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                         Contractual          0.25%          February 12, 2010   April 30, 2017
   Class B Shares                          Contractual          1.00%           November 4, 2009   April 30, 2017
   Class C Shares                          Contractual          1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                         Contractual          1.00%          February 12, 2010   April 30, 2017
   Class R Shares                          Contractual          0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                         Contractual          0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                         Contractual          0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                         Contractual          0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                          Contractual          0.00%           November 4, 2009   April 30, 2017
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                          Contractual          0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                         Contractual          0.25%          February 12, 2010   April 30, 2017
   Class B Shares                          Contractual          1.00%           November 4, 2009   April 30, 2017
   Class C Shares                          Contractual          1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                         Contractual          1.00%          February 12, 2010   April 30, 2017
   Class R Shares                          Contractual          0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                         Contractual          0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                         Contractual          0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                         Contractual          0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                          Contractual          0.00%           November 4, 2009   April 30, 2017
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                          Contractual          0.25%           November 4, 2009   April 30, 2017
   Class AX Shares                         Contractual          0.25%          February 12, 2010   April 30, 2017
   Class B Shares                          Contractual          1.00%           November 4, 2009   April 30, 2017
   Class C Shares                          Contractual          1.00%           November 4, 2009   April 30, 2017
   Class CX Shares                         Contractual          1.00%          February 12, 2010   April 30, 2017
   Class R Shares                          Contractual          0.50%           November 4, 2009   April 30, 2017
   Class R5 Shares                         Contractual          0.00%           November 4, 2009   April 30, 2017
   Class R6 Shares                         Contractual          0.00%          September 24, 2012  April 30, 2017
   Class RX Shares                         Contractual          0.50%          February 12, 2010   April 30, 2017
   Class Y Shares                          Contractual          0.00%           November 4, 2009   April 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                          Contractual     0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                         Contractual     0.25%     February 12, 2010   April 30, 2017
   Class B Shares                          Contractual     1.00%      November 4, 2009   April 30, 2017
   Class C Shares                          Contractual     1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                         Contractual     1.00%     February 12, 2010   April 30, 2017
   Class R Shares                          Contractual     0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                         Contractual     0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                         Contractual     0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                         Contractual     0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                          Contractual     0.00%      November 4, 2009   April 30, 2017
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                          Contractual     0.25%      November 4, 2009   April 30, 2017
   Class AX Shares                         Contractual     0.25%     February 12, 2010   April 30, 2017
   Class B Shares                          Contractual     1.00%      November 4, 2009   April 30, 2017
   Class C Shares                          Contractual     1.00%      November 4, 2009   April 30, 2017
   Class CX Shares                         Contractual     1.00%     February 12, 2010   April 30, 2017
   Class R Shares                          Contractual     0.50%      November 4, 2009   April 30, 2017
   Class R5 Shares                         Contractual     0.00%      November 4, 2009   April 30, 2017
   Class R6 Shares                         Contractual     0.00%     September 24, 2012  April 30, 2017
   Class RX Shares                         Contractual     0.50%     February 12, 2010   April 30, 2017
   Class Y Shares                          Contractual     0.00%      November 4, 2009   April 30, 2017
Invesco Conservative Allocation Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012     June 30, 2017
   Class B Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class C Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class R Shares                          Contractual     1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual     1.25%        July 1, 2012     June 30, 2017
   Class S Shares                          Contractual     1.40%        July 1, 2012     June 30, 2017
   Class Y Shares                          Contractual     1.25%        July 1, 2012     June 30, 2017
Invesco Convertible Securities Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012     June 30, 2017
   Class B Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class C Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual     1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                         Contractual     1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual     1.25%        July 1, 2012     June 30, 2017
Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares                          Contractual     2.00%        May 1, 2016      June 30, 2017
   Class B Shares                          Contractual     2.75%        May 1, 2016      June 30, 2017
   Class C Shares                          Contractual     2.75%        May 1, 2016      June 30, 2017
   Class R Shares                          Contractual     2.25%        May 1, 2016      June 30, 2017
   Class R5 Shares                         Contractual     1.75%        May 1, 2016      June 30, 2017
   Class Y Shares                          Contractual     1.75%        May 1, 2016      June 30, 2017
Invesco Growth Allocation Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2012     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2012     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2012     June 30, 2017
   Class S Shares                          Contractual     1.90%        July 1, 2012     June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                       ------------  --------------------- ------------------- ---------------
Invesco Income Allocation Fund
   Class A Shares                          Contractual          0.25%             May 1, 2012      April 30, 2017
   Class B Shares                          Contractual          1.00%             May 1, 2012      April 30, 2017
   Class C Shares                          Contractual          1.00%             May 1, 2012      April 30, 2017
   Class R Shares                          Contractual          0.50%             May 1, 2012      April 30, 2017
   Class R5 Shares                         Contractual          0.00%             May 1, 2012      April 30, 2017
   Class Y Shares                          Contractual          0.00%             May 1, 2012      April 30, 2017
Invesco International Allocation Fund
   Class A Shares                          Contractual          2.25%             May 1, 2012      June 30, 2017
   Class B Shares                          Contractual          3.00%             May 1, 2012      June 30, 2017
   Class C Shares                          Contractual          3.00%             May 1, 2012      June 30, 2017
   Class R Shares                          Contractual          2.50%             May 1, 2012      June 30, 2017
   Class R5 Shares                         Contractual          2.00%             May 1, 2012      June 30, 2017
   Class Y Shares                          Contractual          2.00%             May 1, 2012      June 30, 2017
Invesco Mid Cap Core Equity Fund
   Class A Shares                          Contractual          2.00%             July 1, 2009     June 30, 2017
   Class B Shares                          Contractual          2.75%             July 1, 2009     June 30, 2017
   Class C Shares                          Contractual          2.75%             July 1, 2009     June 30, 2017
   Class R Shares                          Contractual          2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual          1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                         Contractual          1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual          1.75%             July 1, 2009     June 30, 2017
Invesco Moderate Allocation Fund
   Class A Shares                          Contractual          1.50%             July 1, 2012     June 30, 2017
   Class B Shares                          Contractual          2.25%             July 1, 2012     June 30, 2017
   Class C Shares                          Contractual          2.25%             July 1, 2012     June 30, 2017
   Class R Shares                          Contractual          1.75%             July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual          1.25%             July 1, 2012     June 30, 2017
   Class S Shares                          Contractual          1.40%             July 1, 2012     June 30, 2017
   Class Y Shares                          Contractual          1.25%             July 1, 2012     June 30, 2017
Invesco Multi-Asset Inflation Fund
   Class A Shares                          Contractual   1.36% less net AFFE*   October 14, 2014   April 30, 2017
   Class C Shares                          Contractual   2.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R Shares                          Contractual   1.61% less net AFFE*   October 14, 2014   April 30, 2017
   Class R5 Shares                         Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class R6 Shares                         Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2017
   Class Y Shares                          Contractual   1.11% less net AFFE*   October 14, 2014   April 30, 2017
Invesco Small Cap Growth Fund
   Class A Shares                          Contractual          2.00%             July 1, 2009     June 30, 2017
   Class B Shares                          Contractual          2.75%             July 1, 2009     June 30, 2017
   Class C Shares                          Contractual          2.75%             July 1, 2009     June 30, 2017
   Class R Shares                          Contractual          2.25%             July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual          1.75%             July 1, 2009     June 30, 2017
   Class R6 Shares                         Contractual          1.75%          September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual          1.75%             July 1, 2009     June 30, 2017
   Investor Class Shares                   Contractual          2.00%             July 1, 2009     June 30, 2017
Invesco U.S. Mortgage Fund
   Class A Shares                          Contractual          1.50%             July 1, 2012     June 30, 2017
   Class B Shares                          Contractual          2.25%             July 1, 2012     June 30, 2017
   Class C Shares                          Contractual          2.25%             July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual          1.25%             July 1, 2012     June 30, 2017
   Class Y Shares                          Contractual          1.25%             July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares                          Contractual     2.25%        July 1, 2009       June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2009       June 30, 2017
Invesco European Growth Fund
   Class A Shares                          Contractual     2.25%        July 1, 2009       June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2009       June 30. 2017
   Class C Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class R Shares                          Contractual     2.50%        July 1, 2009       June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2009       June 30, 2017
   Investor Class Shares                   Contractual     2.25%        July 1, 2009       June 30, 2017
Invesco Global Growth Fund
   Class A Shares                          Contractual     1.31%      October 1, 2015    February 28, 2017
   Class B Shares                          Contractual     2.06%      October 1, 2015    February 28, 2017
   Class C Shares                          Contractual     2.06%      October 1, 2015    February 28, 2017
   Class R5 Shares                         Contractual     1.06%      October 1, 2015    February 28, 2017
   Class R6 Shares                         Contractual     1.06%      October 1, 2015    February 28, 2017
   Class Y Shares                          Contractual     1.06%      October 1, 2015    February 28, 2017
Invesco Global Opportunities Fund
   Class A Shares                          Contractual     1.36%       August 1, 2012    February 28, 2017
   Class C Shares                          Contractual     2.11%       August 1, 2012    February 28, 2017
   Class R Shares                          Contractual     1.61%       August 1, 2012    February 28, 2017
   Class R5 Shares                         Contractual     1.11%       August 1, 2012    February 28, 2017
   Class R6 Shares                         Contractual     1.11%     September 24, 2012  February 28, 2017
   Class Y Shares                          Contractual     1.11%       August 1, 2012    February 28, 2017
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                          Contractual     2.25%        July 1, 2009       June 30. 2017
   Class B Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class R5 Shares                         Contractual     2.00%        July 1, 2009       June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2009       June 30, 2017
Invesco Global Sustainable Equity Fund
   Class A Shares                          Contractual     0.85%       June 30, 2016       May 31, 2017
   Class C Shares                          Contractual     1.60%       June 30, 2016       May 31, 2017
   Class R Shares                          Contractual     1.10%       June 30, 2016       May 31, 2017
   Class R5 Shares                         Contractual     0.60%       June 30, 2016       May 31, 2017
   Class R6 Shares                         Contractual     0.60%       June 30, 2016       May 31, 2017
   Class Y Shares                          Contractual     0.60%       June 30, 2016       May 31, 2017
Invesco International Companies Fund
   Class A Shares                          Contractual     1.33%     December 21, 2015   February 28, 2017
   Class C Shares                          Contractual     2.08%     December 21, 2015   February 28, 2017
   Class R Shares                          Contractual     1.58%     December 21, 2015   February 28, 2017
   Class R5 Shares                         Contractual     1.08%     December 21, 2015   February 28, 2017
   Class R6 Shares                         Contractual     1.08%     December 21, 2015   February 28, 2017
   Class Y Shares                          Contractual     1.08%     December 21, 2015   February 28, 2017
Invesco International Core Equity Fund
   Class A Shares                          Contractual     1.33%       April 1, 2016      March 31, 2017
   Class B Shares                          Contractual     2.08%       April 1, 2016      March 31, 2017
   Class C Shares                          Contractual     2.08%       April 1, 2016      March 31, 2017
   Class R Shares                          Contractual     1.58%       April 1, 2016      March 31, 2017
   Class R5 Shares                         Contractual     1.08%       April 1, 2016      March 31, 2017
   Class R6 Shares                         Contractual     1.08%       April 1, 2016      March 31, 2017
   Class Y Shares                          Contractual     1.08%       April 1, 2016      March 31, 2017
   Investor Class Shares                   Contractual     1.33%       April 1, 2016      March 31, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco International Growth Fund
   Class A Shares                          Contractual     2.25%        July 1, 2013       June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2013       June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2013       June 30, 2017
   Class R Shares                          Contractual     2.50%        July 1, 2013       June 30, 2017
   Class R5 Shares                         Contractual     2.00%        July 1, 2013       June 30, 2017
   Class R6 Shares                         Contractual     2.00%        July 1, 2013       June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2013       June 30, 2017
Invesco Select Opportunities Fund
   Class A Shares                          Contractual     1.51%       August 1, 2012    February 28, 2017
   Class C Shares                          Contractual     2.26%       August 1, 2012    February 28, 2017
   Class R Shares                          Contractual     1.76%       August 1, 2012    February 28, 2017
   Class R5 Shares                         Contractual     1.26%       August 1, 2012    February 28, 2017
   Class R6 Shares                         Contractual     1.26%     September 24, 2012  February 28, 2017
   Class Y Shares                          Contractual     1.26%       August 1, 2012    February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                          Contractual     1.62%     December 17, 2013   February 28, 2017
   Class C Shares                          Contractual     2.37%     December 17, 2013   February 28, 2017
   Class R Shares                          Contractual     1.87%     December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual     1.37%     December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual     1.37%     December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual     1.37%     December 17, 2013   February 28, 2017
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                          Contractual     2.00%        July 1, 2012       June 30. 2017
   Class B Shares                          Contractual     2.75%        July 1, 2012       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2012       June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2012       June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2012       June 30, 2017
Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                          Contractual     2.00%        July 1, 2014       June 30. 2017
   Class B Shares                          Contractual     2.75%        July 1, 2014       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2014       June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2014       June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2014       June 30, 2017
   Class R6 Shares                         Contractual     1.75%        July 1, 2014       June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2014       June 30, 2017
Invesco Developing Markets Fund
   Class A Shares                          Contractual     2.25%        July 1, 2012       June 30. 2017
   Class B Shares                          Contractual     3.00%        July 1, 2012       June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual     2.00%        July 1, 2012       June 30, 2017
   Class R6 Shares                         Contractual     2.00%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2012       June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco Emerging Markets Equity Fund
   Class A Shares                          Contractual     1.54%       April 1, 2016      March 31, 2017
   Class C Shares                          Contractual     2.29%       April 1, 2016      March 31, 2017
   Class R Shares                          Contractual     1.79%       April 1, 2016      March 31, 2017
   Class R5 Shares                         Contractual     1.29%       April 1, 2016      March 31, 2017
   Class R6 Shares                         Contractual     1.29%       April 1, 2016      March 31, 2017
   Class Y Shares                          Contractual     1.29%       April 1, 2016      March 31, 2017
Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                          Contractual     1.24%       June 14, 2010     February 28, 2017
   Class B Shares                          Contractual     1.99%       June 14, 2010     February 28, 2017
   Class C Shares                          Contractual     1.99%       June 14, 2010     February 28, 2017
   Class R Shares                          Contractual     1.49%       June 14, 2010     February 28, 2017
   Class Y Shares                          Contractual     0.99%       June 14, 2010     February 28, 2017
   Class R5 Shares                         Contractual     0.99%       June 14, 2010     February 28, 2017
   Class R6 Shares                         Contractual     0.99%     September 24, 2012  February 28, 2017
Invesco Endeavor Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009       June 30. 2017
   Class B Shares                          Contractual     2.75%        July 1, 2009       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2009       June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2009       June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2009       June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012    June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2009       June 30, 2017
Invesco Global Health Care Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012       June 30. 2017
   Class B Shares                          Contractual     2.75%        July 1, 2012       June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2012       June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2012       June 30, 2017
   Investor Class Shares                   Contractual     2.00%        July 1, 2012       June 30, 2017
Invesco Global Infrastructure Fund
   Class A Shares                          Contractual     1.40%        May 2, 2014      February 28, 2017
   Class C Shares                          Contractual     2.15%        May 2, 2014      February 28, 2017
   Class R Shares                          Contractual     1.65%        May 2, 2014      February 28, 2017
   Class Y Shares                          Contractual     1.15%        May 2, 2014      February 28, 2017
   Class R5 Shares                         Contractual     1.15%        May 2, 2014      February 28, 2017
   Class R6 Shares                         Contractual     1.15%        May 2, 2014      February 28, 2017
Invesco Global Markets Strategy Fund/5/
   Class A Shares                          Contractual     1.65%       March 1, 2016     February 28, 2017
   Class C Shares                          Contractual     2.40%       March 1, 2016     February 28, 2017
   Class R Shares                          Contractual     1.90%       March 1, 2016     February 28, 2017
   Class R5 Shares                         Contractual     1.40%       March 1, 2016     February 28, 2017
   Class R6 Shares                         Contractual     1.40%       March 1, 2016     February 28, 2017
   Class Y Shares                          Contractual     1.40%       March 1, 2016     February 28, 2017
Invesco Global Market Neutral Fund
   Class A Shares                          Contractual     1.62%     December 17, 2013   February 28, 2017
   Class C Shares                          Contractual     2.37%     December 17, 2013   February 28, 2017
   Class R Shares                          Contractual     1.87%     December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual     1.37%     December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual     1.37%     December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual     1.37%     December 17, 2013   February 28, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                       ------------  ----------  ------------------- ------------------
Invesco Global Targeted Returns Fund/6/
   Class A Shares                          Contractual     1.65%       March 1, 2016     February 28, 2017
   Class C Shares                          Contractual     2.40%       March 1, 2016     February 28, 2017
   Class R Shares                          Contractual     1.90%       March 1, 2016     February 28, 2017
   Class R5 Shares                         Contractual     1.40%       March 1, 2016     February 28, 2017
   Class R6 Shares                         Contractual     1.40%       March 1, 2016     February 28, 2017
   Class Y Shares                          Contractual     1.40%       March 1, 2016     February 28, 2017
Invesco Greater China Fund
   Class A Shares                          Contractual     2.25%        July 1, 2009       June 30, 2017
   Class B Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class C Shares                          Contractual     3.00%        July 1, 2009       June 30, 2017
   Class R5 Shares                         Contractual     2.00%        July 1, 2009       June 30, 2017
   Class Y Shares                          Contractual     2.00%        July 1, 2009       June 30, 2017
Invesco International Total Return Fund
   Class A Shares                          Contractual     1.10%       March 31, 2006    February 28, 2017
   Class B Shares                          Contractual     1.85%       March 31, 2006    February 28, 2017
   Class C Shares                          Contractual     1.85%       March 31, 2006    February 28, 2017
   Class R5 Shares                         Contractual     0.85%      October 3, 2008    February 28, 2017
   Class R6 Shares                         Contractual     0.85%     September 24, 2012  February 28, 2017
   Class Y Shares                          Contractual     0.85%       March 31, 2006    February 28, 2017
Invesco Long/Short Equity Fund
   Class A Shares                          Contractual     1.87%     December 17, 2013   February 28, 2017
   Class C Shares                          Contractual     2.62%     December 17, 2013   February 28, 2017
   Class R Shares                          Contractual     2.12%     December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual     1.62%     December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual     1.62%     December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual     1.62%     December 17, 2013   February 28, 2017
Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares                          Contractual     1.72%     December 17, 2013   February 28, 2017
   Class C Shares                          Contractual     2.47%     December 17, 2013   February 28, 2017
   Class R Shares                          Contractual     1.97%     December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual     1.47%     December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual     1.47%     December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual     1.47%     December 17, 2013   February 28, 2017
Invesco MLP Fund
   Class A Shares                          Contractual     1.50%      August 29, 2014    February 28, 2017
   Class C Shares                          Contractual     2.25%      August 29, 2014    February 28, 2017
   Class R Shares                          Contractual     1.75%      August 29, 2014    February 28, 2017
   Class R5 Shares                         Contractual     1.25%      August 29, 2014    February 28, 2017
   Class R6 Shares                         Contractual     1.25%      August 29, 2014    February 28, 2017
   Class Y Shares                          Contractual     1.25%      August 29, 2014    February 28, 2017
Invesco Macro International Equity Fund
   Class A Shares                          Contractual     1.43%     December 17, 2013   February 28, 2017
   Class C Shares                          Contractual     2.18%     December 17, 2013   February 28, 2017
   Class R Shares                          Contractual     1.68%     December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual     1.18%     December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual     1.18%     December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual     1.18%     December 17, 2013   February 28, 2017
Invesco Macro Long/Short Fund
   Class A Shares                          Contractual     1.87%     December 17, 2013   February 28, 2017
   Class C Shares                          Contractual     2.62%     December 17, 2013   February 28, 2017
   Class R Shares                          Contractual     2.12%     December 17, 2013   February 28, 2017
   Class R5 Shares                         Contractual     1.62%     December 17, 2013   February 28, 2017
   Class R6 Shares                         Contractual     1.62%     December 17, 2013   February 28, 2017
   Class Y Shares                          Contractual     1.62%     December 17, 2013   February 28, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY         LIMITATION        CURRENT LIMIT           DATE
----                                       ------------  --------------------- -----------------  ------------------
Invesco Pacific Growth Fund
   Class A Shares                          Contractual          2.25%            July 1, 2012       June 30. 2017
   Class B Shares                          Contractual          3.00%            July 1, 2012       June 30, 2017
   Class C Shares                          Contractual          3.00%            July 1, 2012       June 30, 2017
   Class R Shares                          Contractual          2.50%            July 1, 2012       June 30, 2017
   Class R5 Shares                         Contractual          2.00%            July 1, 2012       June 30, 2017
   Class Y Shares                          Contractual          2.00%            July 1, 2012       June 30, 2017
Invesco Premium Income Fund
   Class A Shares                          Contractual          1.05%           March 1, 2015     February 28, 2017
   Class C Shares                          Contractual          1.80%           March 1, 2015     February 28, 2017
   Class R Shares                          Contractual          1.30%           March 1, 2015     February 28, 2017
   Class R5 Shares                         Contractual          0.80%           March 1, 2015     February 28, 2017
   Class R6 Shares                         Contractual          0.80%           March 1, 2015     February 28, 2017
   Class Y Shares                          Contractual          0.80%           March 1, 2015     February 28, 2017
Invesco Select Companies Fund
   Class A Shares                          Contractual          2.00%            July 1, 2009       June 30. 2017
   Class B Shares                          Contractual          2.75%            July 1, 2009       June 30, 2017
   Class C Shares                          Contractual          2.75%            July 1, 2009       June 30, 2017
   Class R Shares                          Contractual          2.25%            July 1, 2009       June 30, 2017
   Class R5 Shares                         Contractual          1.75%            July 1, 2009       June 30, 2017
   Class Y Shares                          Contractual          1.75%            July 1, 2009       June 30, 2017
Invesco Strategic Income Fund
   Class A Shares                          Contractual   0.85% less net AFFE*    May 2, 2014      February 28, 2017
   Class C Shares                          Contractual   1.60% less net AFFE*    May 2, 2014      February 28, 2017
   Class R Shares                          Contractual   1.10% less net AFFE*    May 2, 2014      February 28, 2017
   Class Y Shares                          Contractual   0.60% less net AFFE*    May 2, 2014      February 28, 2017
   Class R5 Shares                         Contractual   0.60% less net AFFE*    May 2, 2014      February 28, 2017
   Class R6 Shares                         Contractual   0.60% less net AFFE*    May 2, 2014      February 28, 2017
Invesco Unconstrained Bond Fund
   Class A Shares                          Contractual   1.04% less net AFFE*  October 14, 2014   February 28, 2017
   Class C Shares                          Contractual   1.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R Shares                          Contractual   1.29% less net AFFE*  October 14, 2014   February 28, 2017
   Class Y Shares                          Contractual   0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R5 Shares                         Contractual   0.79% less net AFFE*  October 14, 2014   February 28, 2017
   Class R6 Shares                         Contractual   0.79% less net AFFE*  October 14, 2014   February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                          Contractual     1.50%        July 1, 2012     June 30, 2017
   Class B Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class C Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class R Shares                          Contractual     1.75%        July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual     1.25%        July 1, 2012     June 30, 2017
   Class R6 Shares                         Contractual     1.25%     September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual     1.25%        July 1, 2012     June 30, 2017
Invesco Global Real Estate Fund
   Class A Shares                          Contractual     2.00%        July 1, 2009     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2009     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2009     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2009     June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2009     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco High Yield Fund
   Class A Shares                          Contractual    1.50%         July 1, 2013     June 30, 2017
   Class B Shares                          Contractual    2.25%         July 1, 2013     June 30, 2017
   Class C Shares                          Contractual    2.25%         July 1, 2013     June 30, 2017
   Class R5 Shares                         Contractual    1.25%         July 1, 2013     June 30, 2017
   Class R6 Shares                         Contractual    1.25%         July 1, 2013     June 30, 2017
   Class Y Shares                          Contractual    1.25%         July 1, 2013     June 30, 2017
   Investor Class Shares                   Contractual    1.50%         July 1, 2013     June 30, 2017
Invesco Short Duration Inflation
  Protected Fund
   Class A Shares                          Contractual    0.55%      December 31, 2015   June 30, 2017
   Class A2 Shares                         Contractual    0.45%      December 31, 2015   June 30, 2017
   Class R5 Shares                         Contractual    0.30%      December 31, 2015   June 30, 2017
   Class R6 Shares                         Contractual    0.30%      December 31, 2015   June 30, 2017
   Class Y Shares                          Contractual    0.30%      December 31, 2015   June 30, 2017
Invesco Real Estate Fund
   Class A Shares                          Contractual    2.00%         July 1, 2012     June 30, 2017
   Class B Shares                          Contractual    2.75%         July 1, 2012     June 30, 2017
   Class C Shares                          Contractual    2.75%         July 1, 2012     June 30, 2017
   Class R Shares                          Contractual    2.25%         July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual    1.75%         July 1, 2012     June 30, 2017
   Class R6 Shares                         Contractual    1.75%      September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual    1.75%         July 1, 2012     June 30, 2017
   Investor Class Shares                   Contractual    2.00%         July 1, 2012     June 30, 2017
Invesco Short Term Bond Fund
   Class A Shares                          Contractual    1.40%         July 1, 2013     June 30, 2017
   Class C Shares                          Contractual   1.75%/2/       July 1, 2013     June 30, 2017
   Class R Shares                          Contractual    1.75%         July 1, 2013     June 30, 2017
   Class R5 Shares                         Contractual    1.25%         July 1, 2013     June 30, 2017
   Class R6 Shares                         Contractual    1.25%         July 1, 2013     June 30, 2017
   Class Y Shares                          Contractual    1.25%         July 1, 2013     June 30, 2017
Invesco U.S. Government Fund
   Class A Shares                          Contractual    1.50%         July 1, 2012     June 30, 2017
   Class B Shares                          Contractual    2.25%         July 1, 2012     June 30, 2017
   Class C Shares                          Contractual    2.25%         July 1, 2012     June 30, 2017
   Class R Shares                          Contractual    1.75%         July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual    1.25%         July 1, 2012     June 30, 2017
   Class Y Shares                          Contractual    1.25%         July 1, 2012     June 30, 2017
   Investor Class Shares                   Contractual    1.50%         July 1, 2012     June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco American Value Fund
   Class A Shares                          Contractual     2.00%        July 1, 2013     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2013     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2013     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2013     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2013     June 30, 2017
   Class R6 Shares                         Contractual     1.75%        July 1, 2013     June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2013     June 30, 2017
Invesco Comstock Fund
   Class A Shares                          Contractual     2.00%        July 1, 2012     June 30, 2017
   Class B Shares                          Contractual     2.75%        July 1, 2012     June 30, 2017
   Class C Shares                          Contractual     2.75%        July 1, 2012     June 30, 2017
   Class R Shares                          Contractual     2.25%        July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual     1.75%        July 1, 2012     June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 24, 2012  June 30, 2017
   Class Y Shares                          Contractual     1.75%        July 1, 2012     June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----                                       ------------  ----------  ------------------ ----------------
Invesco Energy Fund
   Class A Shares                          Contractual     2.00%       July 1, 2009      June 30, 2017
   Class B Shares                          Contractual     2.75%       July 1, 2009      June 30, 2017
   Class C Shares                          Contractual     2.75%       July 1, 2009      June 30, 2017
   Class R5 Shares                         Contractual     1.75%       July 1, 2009      June 30, 2017
   Class Y Shares                          Contractual     1.75%       July 1, 2009      June 30, 2017
   Investor Class Shares                   Contractual     2.00%       July 1, 2009      June 30, 2017
Invesco Dividend Income Fund
   Class A Shares                          Contractual     1.14%     September 1, 2014  August 31, 2016
   Class B Shares                          Contractual     1.89%     September 1, 2014  August 31, 2016
   Class C Shares                          Contractual     1.89%     September 1, 2014  August 31, 2016
   Class R5 Shares                         Contractual     0.89%     September 1, 2014  August 31, 2016
   Class R6 Shares                         Contractual     0.89%     September 1, 2014  August 31, 2016
   Class Y Shares                          Contractual     0.89%     September 1, 2014  August 31, 2016
   Investor Class Shares                   Contractual     1.14%     September 1, 2014  August 31, 2016
Invesco Dividend Income Fund
   Class A Shares                          Contractual     2.00%     September 1, 2016   June 30, 2017
   Class B Shares                          Contractual     2.75%     September 1, 2016   June 30, 2017
   Class C Shares                          Contractual     2.75%     September 1, 2016   June 30, 2017
   Class R5 Shares                         Contractual     1.75%     September 1, 2016   June 30, 2017
   Class R6 Shares                         Contractual     1.75%     September 1, 2016   June 30, 2017
   Class Y Shares                          Contractual     1.75%     September 1, 2016   June 30, 2017
   Investor Class Shares                   Contractual     2.00%     September 1, 2016   June 30, 2017
Invesco Gold & Precious Metals Fund
   Class A Shares                          Contractual     2.00%       July 1, 2009      June 30, 2017
   Class B Shares                          Contractual     2.75%       July 1, 2009      June 30, 2017
   Class C Shares                          Contractual     2.75%       July 1, 2009      June 30, 2017
   Class Y Shares                          Contractual     1.75%       July 1, 2009      June 30, 2017
   Investor Class Shares                   Contractual     2.00%       July 1, 2009      June 30, 2017
Invesco Mid Cap Growth Fund
   Class A Shares                          Contractual     2.00%      August 1, 2015     June 30, 2017
   Class B Shares                          Contractual     2.75%      August 1, 2015     June 30, 2017
   Class C Shares                          Contractual     2.75%      August 1, 2015     June 30, 2017
   Class R Shares                          Contractual     2.25%      August 1, 2015     June 30, 2017
   Class R5 Shares                         Contractual     1.75%      August 1, 2015     June 30, 2017
   Class R6 Shares                         Contractual     1.75%      August 1, 2015     June 30, 2017
   Class Y Shares                          Contractual     1.75%      August 1, 2015     June 30, 2017
Invesco Small Cap Value Fund
   Class A Shares                          Contractual     2.00%       July 1, 2012      June 30, 2017
   Class B Shares                          Contractual     2.75%       July 1, 2012      June 30, 2017
   Class C Shares                          Contractual     2.75%       July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual     1.75%       July 1, 2012      June 30, 2017
Invesco Technology Fund
   Class A Shares                          Contractual     2.00%       July 1, 2012      June 30, 2017
   Class B Shares                          Contractual     2.75%       July 1, 2012      June 30, 2017
   Class C Shares                          Contractual     2.75%       July 1, 2012      June 30, 2017
   Class R5 Shares                         Contractual     1.75%       July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual     1.75%       July 1, 2012      June 30, 2017
   Investor Class Shares                   Contractual     2.00%       July 1, 2012      June 30, 2017
Invesco Technology Sector Fund
   Class A Shares                          Contractual     2.00%     February 12, 2010   June 30, 2017
   Class B Shares                          Contractual     2.75%     February 12, 2010   June 30, 2017
   Class C Shares                          Contractual     2.75%     February 12, 2010   June 30, 2017
   Class Y Shares                          Contractual     1.75%     February 12, 2010   June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ----------  -----------------  --------------
Invesco Value Opportunities Fund
   Class A Shares                          Contractual     2.00%       July 1, 2012     June 30, 2017
   Class B Shares                          Contractual     2.75%       July 1, 2012     June 30, 2017
   Class C Shares                          Contractual     2.75%       July 1, 2012     June 30, 2017
   Class R Shares                          Contractual     2.25%       July 1, 2012     June 30, 2017
   Class R5 Shares                         Contractual     1.75%       July 1, 2012     June 30, 2017
   Class Y Shares                          Contractual     1.75%       July 1, 2012     June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                          Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                          Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                         Contractual     1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual     1.25%      July 1, 2012      June 30, 2017
Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                          Contractual     0.84%      July 1, 2016      June 30, 2017
   Class B Shares                          Contractual     1.59%      July 1, 2016      June 30, 2017
   Class C Shares                          Contractual     1.59%      July 1, 2016      June 30, 2017
   Class Y Shares                          Contractual     0.59%      July 1, 2016      June 30, 2017
Invesco Municipal Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2013      June 30, 2017
   Class B Shares                          Contractual     2.25%      July 1, 2013      June 30, 2017
   Class C Shares                          Contractual     2.25%      July 1, 2013      June 30, 2017
   Class Y Shares                          Contractual     1.25%      July 1, 2013      June 30, 2017
   Investor Class                          Contractual     1.50%      July 15, 2013     June 30, 2017
Invesco New York Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                          Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                          Contractual     2.25%      July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual     1.25%      July 1, 2012      June 30, 2017
Invesco Limited Term Municipal Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012      June 30, 2017
   Class A2 Shares                         Contractual     1.25%      July 1, 2012      June 30, 2017
   Class C Shares                          Contractual     2.25%      June 30, 2013     June 30, 2017
   Class R5 Shares                         Contractual     1.25%      July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual     1.25%      July 1, 2012      June 30, 2017

                           INVESCO MANAGEMENT TRUST

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund
   Institutional Class                     Contractual     0.28%       July 1, 2014     December 31, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO SECURITIES TRUST

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                          Contractual     1.15%     January 16, 2013   February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class                   Contractual     0.26%       June 1, 2016     December 31, 2016
   Corporate Class                         Contractual     0.21%       June 1, 2016     December 31, 2016
   Institutional Class                     Contractual     0.18%       June 1, 2016     December 31, 2016
   Personal Investment Class               Contractual     0.73%       June 1, 2016     December 31, 2016
   Private Investment Class                Contractual     0.48%       June 1, 2016     December 31, 2016
   Reserve Class                           Contractual     1.05%       June 1, 2016     December 31, 2016
   Resource Class                          Contractual     0.34%       June 1, 2016     December 31, 2016
Government TaxAdvantage Portfolio
   Cash Management Class                   Contractual     0.26%       June 1, 2016     December 31, 2016
   Corporate Class                         Contractual     0.21%       June 1, 2016     December 31, 2016
   Institutional Class                     Contractual     0.18%       June 1, 2016     December 31, 2016
   Personal Investment Class               Contractual     0.73%       June 1, 2016     December 31, 2016
   Private Investment Class                Contractual     0.43%       June 1, 2016     December 31, 2016
   Reserve Class                           Contractual     1.05%       June 1, 2016     December 31, 2016
   Resource Class                          Contractual     0.34%       June 1, 2016     December 31, 2016
Liquid Assets Portfolio
   Cash Management Class                   Contractual     0.26%       June 1, 2016     December 31, 2016
   Corporate Class                         Contractual     0.21%       June 1, 2016     December 31, 2016
   Institutional Class                     Contractual     0.18%       June 1, 2016     December 31, 2016
   Personal Investment Class               Contractual     0.73%       June 1, 2016     December 31, 2016
   Private Investment Class                Contractual     0.48%       June 1, 2016     December 31, 2016
   Reserve Class                           Contractual     1.05%       June 1, 2016     December 31, 2016
   Resource Class                          Contractual     0.38%       June 1, 2016     December 31, 2016
STIC Prime Portfolio
   Cash Management Class                   Contractual     0.26%       June 1, 2016     December 31, 2016
   Corporate Class                         Contractual     0.21%       June 1, 2016     December 31, 2016
   Institutional Class                     Contractual     0.18%       June 1, 2016     December 31, 2016
   Personal Investment Class               Contractual     0.73%       June 1, 2016     December 31, 2016
   Private Investment Class                Contractual     0.48%       June 1, 2016     December 31, 2016
   Reserve Class                           Contractual     1.05%       June 1, 2016     December 31, 2016
   Resource Class                          Contractual     0.34%       June 1, 2016     December 31, 2016
Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                   Contractual     0.28%       June 1, 2016     December 31, 2016
   Corporate Class                         Contractual     0.23%       June 1, 2016     December 31, 2016
   Institutional Class                     Contractual     0.20%       June 1, 2016     December 31, 2016
   Personal Investment Class               Contractual     0.75%       June 1, 2016     December 31, 2016
   Private Investment Class                Contractual     0.45%       June 1, 2016     December 31, 2016
   Reserve Class                           Contractual     1.07%       June 1, 2016     December 31, 2016
   Resource Class                          Contractual     0.36%       June 1, 2016     December 31, 2016
Treasury Portfolio
   Cash Management Class                   Contractual     0.26%       June 1, 2016     December 31, 2016
   Corporate Class                         Contractual     0.21%       June 1, 2016     December 31, 2016
   Institutional Class                     Contractual     0.18%       June 1, 2016     December 31, 2016
   Personal Investment Class               Contractual     0.73%       June 1, 2016     December 31, 2016
   Private Investment Class                Contractual     0.48%       June 1, 2016     December 31, 2016
   Reserve Class                           Contractual     1.05%       June 1, 2016     December 31, 2016
   Resource Class                          Contractual     0.34%       June 1, 2016     December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                           CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                                       ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                         Contractual          2.00%            July 1, 2014     June 30, 2017
   Series II Shares                        Contractual          2.25%            July 1, 2014     June 30, 2017
Invesco V.I. American Value Fund
   Series I Shares                         Contractual          2.00%            July 1, 2012     June 30, 2017
   Series II Shares                        Contractual          2.25%            July 1, 2012     June 30, 2017
Invesco V.I. Balanced-Risk Allocation
  Fund/1/
   Series I Shares                         Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2017
   Series II Shares                        Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2017
Invesco V.I. Comstock Fund
   Series I Shares                         Contractual          0.78%            May 1, 2013      April 30, 2017
   Series II Shares                        Contractual          1.03%            May 1, 2013      April 30, 2017
Invesco V.I. Core Equity Fund
   Series I Shares                         Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                        Contractual          2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Core Plus Bond Fund
   Series I Shares                         Contractual          0.61%           April 30, 2015    April 30, 2017
   Series II Shares                        Contractual          0.86%           April 30, 2015    April 30, 2017
Invesco V.I. Diversified Dividend Fund
   Series I Shares                         Contractual          2.00%            May 1, 2013      June 30, 2017
   Series II Shares                        Contractual          2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                         Contractual          2.00%            July 1, 2012     June 30, 2017
   Series II Shares                        Contractual          2.25%            July 1, 2012     June 30, 2017
Invesco V.I. Equity and Income Fund
   Series I Shares                         Contractual          1.50%            July 1, 2012     June 30, 2017
   Series II Shares                        Contractual          1.75%            July 1, 2012     June 30, 2017
Invesco V.I. Global Core Equity Fund
   Series I Shares                         Contractual          2.25%            July 1, 2012     June 30, 2017
   Series II Shares                        Contractual          2.50%            July 1, 2012     June 30, 2017
Invesco V.I. Global Health Care Fund
   Series I Shares                         Contractual          2.00%            May 1. 2013      June 30, 2017
   Series II Shares                        Contractual          2.25%            May 1, 2013      June 30, 2017
Invesco V.I. Global Real Estate Fund
   Series I Shares                         Contractual          2.00%            May 1. 2013      June 30, 2017
   Series II Shares                        Contractual          2.25%            May 1, 2013      June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ----------  -----------------  ---------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual     1.50%       May 1, 2013      June 30, 2017
   Series II Shares                        Contractual     1.75%       May 1, 2013      June 30, 2017
Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%       May 1, 2013      June 30, 2017
   Series II Shares                        Contractual     1.75%       May 1, 2013      June 30, 2017
Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%       May 1. 2013      April 30, 2017
   Series II Shares                        Contractual     1.03%       May 1, 2013      April 30, 2017
Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%       May 1, 2014      June 30, 2017
   Series II Shares                        Contractual     1.75%       May 1, 2014      June 30, 2017
Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%       July 1, 2012     June 30, 2017
   Series II Shares                        Contractual     2.50%       July 1, 2012     June 30, 2017
Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     2.00%       May 1, 2015      June 30, 2017
   Series II Shares                        Contractual     2.25%       May 1, 2015      June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013      June 30, 2017
   Series II Shares                        Contractual     2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%       July 1, 2014     June 30, 2017
   Series II Shares                        Contractual     2.25%       July 1, 2014     June 30, 2017
Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%       July 1, 2012     June 30, 2017
   Series II Shares                        Contractual     2.25%       July 1, 2012     June 30, 2017
Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013      June 30, 2017
   Series II Shares                        Contractual     2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013      June 30, 2017
   Series II Shares                        Contractual     2.25%       May 1, 2013      June 30, 2017
Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%       May 1. 2013      June 30, 2017
   Series II Shares                        Contractual     2.25%       May 1, 2013      June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ----------  -----------------  --------------
Invesco California Value Municipal Income
  Trust                                     Voluntary      0.83%       July 1, 2016          N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF  COMMITMENT END
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ----------  -----------------  --------------
Invesco Quality Municipal Income Trust      Voluntary      0.71%       July 1, 2016          N/A